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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 11, 1998

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

                                      TEXAS
                 (State or other jurisdiction of incorporation)

          1-6402-1                                        74-1488375
   (Commission File Number)                    (IRS Employer Identification No.)

1929 Allen Parkway, Houston, Texas                       77019
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (713) 522-5141



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ITEM 5.           OTHER EVENTS

         On October 15, 1998, Service Corporation International (the "Company") filed with the Securities and Exchange Commission a registration statement on Form S-3 (File No. 333-65711) under the Securities Act of 1933, as amended, relating to the public offering from time to time of up to $1,500,000,000 in aggregate initial offering price of debt securities, common stock, common stock warrants, stock purchase contracts and stock purchase units of the Company, and preferred securities of certain subsidiaries of the Company.

         On December 8, 1998, the Company entered into (i) an Underwriting Agreement with Chase Securities Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC, Warburg Dillon Read LLC, ABN AMRO Incorporated, Credit Suisse First Boston Corporation and SG Cowen Securities Corporation with respect to $600,000,000 aggregate principal amount of its 6% Notes due December 15, 2005. On December 11, 1998, the Company entered into the 1998 Senior Indenture with The Bank of New York, as trustee. The Underwriting Agreement and the Global Notes issued pursuant thereto are attached as exhibits.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


         (c) The following exhibits to Registration Statement on Form S-3 (Registration No. 333-65711) are filed as part of this report on Form 8-K.


Exhibit 1.1 Underwriting Agreement dated as of December 8, 1998 between the Company and Chase Securities Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC, Warburg Dillon Read LLC, ABN AMRO Incorporated, Credit Suisse First Boston Corporation and SG Cowen Securities Corporation with respect to $600,000,000 aggregate principal amount of the Company's 6% Notes due December 15, 2005.

Exhibit 4.1 Form of Global Note dated December 11, 1998 with respect to $200,000,000 aggregate principal amount of the Company's 6% Notes due December 15, 2005.


Exhibit 4.2 Form of Global Note dated December 11, 1998 with respect to $200,000,000 aggregate principal amount of the Company's 6% Notes due December 15, 2005.


Exhibit 4.3 Form of Global Note dated December 11, 1998 with respect to $200,000,000 aggregate principal amount of the Company's 6% Notes due December 15, 2005.

Exhibit 4.4 1998 Senior Indenture dated December 11, 1998 between the Company and The Bank of New York.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SERVICE CORPORATION INTERNATIONAL


Date: December 11, 1998                 By:  /s/ James M. Shelger
                                            --------------------------------
                                                 James M. Shelger
                                                 Senior Vice President,
                                                 General Counsel and Secretary



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                                INDEX TO EXHIBITS

Exhibit No.       Description of Exhibit
-----------       ----------------------
 1.1              Underwriting Agreement dated as of December 8, 1998 between the Company and Chase Securities Inc., J.P. Morgan Securities
                  Inc., NationsBanc Montgomery Securities LLC, Warburg Dillon
                  Read LLC, ABN AMRO Incorporated, Credit Suisse First Boston
                  Corporation and SG Cowen Securities Corporation with respect to $600,000,000 aggregate principal amount of the Company's 6%
                  Notes due December 15, 2005.

 4.1              Form of Global Note dated December 11, 1998 with respect to
                  $200,000,000 aggregate principal amount of the Company's 6%
                  Notes due December 15, 2005.

 4.2              Form of Global Note dated December 11, 1998 with respect to
                  $200,000,000 aggregate principal amount of the Company's 6%
                  Notes due December 15, 2005.

 4.3              Form of Global Note dated December 11, 1998 with respect to
                  $200,000,000 aggregate principal amount of the Company's 6%
                  Notes due December 15, 2005.

 4.4              1998 Senior Indenture dated December 11, 1998 between the
                  Company and The Bank of New York.